UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 29, 2003

                           Mpower Holding Corporation

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             (Exact name of registrant as specified in its charter)

    Delaware                 33339884-01                       52-2232143
    --------                 -----------                       ----------
 (State or other             (Commission                      (I.R.S. Employer
 jurisdiction of             File Number)                    Identification No.)
 incorporation)

                     175 Sully's Trail, Pittsford, NY 14534
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               (Address of principal executive offices) (Zip Code)

       Registrants' telephone number, including area code: (585) 218-6550
                                 --------------

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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ITEM 5.  Other Events and Regulation FD Disclosure.

On September 26, 2003, Mpower Holding Corporation announced the private placement of 12,940,741 shares of its common stock at a purchase price of $1.35 per share, resulting in gross proceeds of $17.47 million. Mpower also issued warrants to purchase 2,590,776 shares of common stock at an exercise price of $1.62 in connection with the private placement.


ITEM 7.  Financial Statement and Exhibits.

       The following exhibits are filed herewith.

        99.1 Press Release issued by Mpower Holding Corporation, dated September 26, 2003.

        99.2     Form of Stock Purchase Agreement.

        99.3     Form of Registration Rights Agreement.

        99.4     Form of Warrant.


ITEM 9.  Regulation FD Disclosure.

     Mpower Holding Corporation is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report.
Exhibit 99.1 contains a press release issued by Mpower Holding Corporation announcing that Mpower Holding Corporation has received gross proceeds of $17.47 million through a private placement of shares of its common stock and warrants to purchase common stock. The information in this Current Report on Form 8-K, including the information set forth in Exhibit 99.1, is furnished pursuant to
Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

     Forward-Looking Statements: Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Mpower Holding Corporation cautions investors that certain statements contained in Exhibit 99.1 that state management's intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. Management wishes to caution the reader these forward-looking statements are not historical facts and are only estimates or predictions. Actual results may differ materially from those projected as a result of risks and uncertainties including, but not limited to market makers independent decisions to create a market in the common stock of the company, future sales growth, market acceptance of our product offerings, our ability to secure adequate financing or equity capital to fund our operations and network expansion, our ability to manage rapid growth and maintain a high level of customer service, the performance of our network and equipment, our ability to enter into strategic alliances or transactions, the cooperation of incumbent local exchange carriers in provisioning lines and interconnecting our equipment, regulatory approval processes, changes in


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technology, price competition and other market conditions and risks detailed from time to time in our Securities and Exchange Commission filings. The company undertakes no obligation to update publicly any forward-looking statements, whether as a result of future events, new information, or otherwise.





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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, Mpower Holding Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 29, 2003               MPOWER HOLDING CORPORATION

                                        By:/s/ RUSSELL I. ZUCKERMAN
                                           -------------------------------------
                                           Name:  Russell I. Zuckerman
                                           Title: Senior Vice President, General
                                                     Counsel and Secretary



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                                  EXHIBIT INDEX

Exhibit No.       Description of Document

99.1     Press Release issued by Mpower Holding Corporation, dated September 26,
         2003.

99.2     Form of Stock Purchase Agreement.

99.3     Form of Registration Rights Agreement.

99.4     Form of Warrant.



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